U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2001

                                 FUELNATION INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                        (Current state of incorporation)


          1-12350                                          65-0827283
          -------                                          ----------
    (Commission File No.)                                (IRS Employer
                                                       Identification No.)


1700 North Dixie Highway, Suite 125
        Boca Raton, Florida                                  33432
----------------------------------------                   ---------
(Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code: (561) 391-5883
                                                    --------------





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     The  Registrant  has  previously  filed a Form 8-K dated  April  25,  2001, dealing with a change in the Registrant's independent public accountants. Such Form 8-K did not include a letter addressed to the Commission pursuant to Item 304(a)(3) of Regulation S-B. At the request of the Commission, the Registrant is amending its Form 8-K dated April 25, 2001, to comply with the provisions of
Item 304(a) of Regulation S-B. The following wording should replace in its entirety the wording of such Form 8- K.

Item 4.  Changes in Registrant's Certifying Accountant.

(1) Termination of Independent Accountants

     (i) On April 25, 2001, the Registrant was notified of the resignation of its principal independent accountants, the accounting firm of Deloitte & Touche LLP (the "Former Accountants").

     (ii) The Former Accountants had not commenced any accounting or audit activities; therefore, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

     (iii) There were no disagreements within the last two fiscal years and subsequent periods with the Former Accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope procedures, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

(2) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated January 14, 2002, is filed as Exhibit
16.3 to this Form 8-K/A1.

(3) Engagement of New Independent Accountants

     (i) On April 27, 2001, the Registrant engaged Sellers & Associates, P.C. (the "New Accountants") as its new principal independent accountants.

     (ii) Registrant's Board of Directors unanimously approved the change of principal independent accountants.






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     (iii) Prior to April 27, 2001,  the  Registrant  has not  consulted the New
Accountants regarding the application of accounting principles to a specific completed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements for which either written or oral advice was provided by the New Accountants to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 7(c).  Exhibits.

     Number                     Exhibit
     ------                     -------

     16.3 Letter of Registrant's independent certified accountants, Deloitte & Touche LLP





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FUELNATION INC.



                                        By: s/Christopher Salmonson
                                           ------------------------------------
                                           Christopher Salmonson,
                                           Chairman of the Board and
                                           Chief Executive Officer


Dated:  January 14, 2002





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DELOITTE & TOUCHE LLP
Certified Public Accountants
Suite 400
200 South Biscayne Boulevard                                    DELOITTE
Miami, Florida  33131-2310                                      & TOUCHE

Tel: (305) 372-3100
Fax: (305) 372-3160
www.us.deloitte.com



January 14, 2002



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in (1) of Item 4 of Form 8-K/A1 of FuelNation Inc. dated April 25, 2001 (which Form 8-K/A1 was provided to us on January 11, 2002). We have no basis for agreeing or disagreeing with the information contained in (2) or (3) of Item 4 in such Form 8-K/A1.

Yours truly,

s/Deloitte & Touche LLP

DELOITTE & TOUCHE LLP






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